Exhibit 10.49
                                 LOAN AGREEMENT


         This Loan Agreement (this "Agreement") is entered into as of the day of January, 1998, by and between Barton Acquisition, Inc., a Texas corporation, and American Physicians Service Group, Inc., a Texas corporation.

                                  DEFINITIONS:

EFFECTIVE DATE:  January 1, 1998

BORROWER:  Barton Acquisition, Inc., a Texas corporation

BORROWER'S ADDRESS:  1301 Capital of Texas Highway, Suite C-300, Austin, Texas
          78746; Fax: (512) 314-4559

LENDER:  American Physicians Service Group, Inc., a Texas corporation

LENDER'S ADDRESS:  1301 Capital of Texas Highway, Suite C-300, Austin, Texas
          78746, Fax: (512) 314-4398

NOTE:

         Promissory Note (Line of Credit) in the maximum principal amount of $2,400,000, (the "Maximum Principal Amount") dated January 1, 1998, executed by Borrower, and payable to the order of Lender as provided therein (the "Note")

COLLATERAL:       The following described Land and personal property:

        1. Tract 1: A 0.8800 acre tract now known as Lot 4, Block B, New City Block 17305, OAKWELL FARMS, UNIT 7B, PLANNED UNIT
                  DEVELOPMENT, City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9535, Page 203, Deed and Plat Records of Bexar County, Texas.

                  Tract 2: All that certain tract or parcel of land,  containing
                  1.6756 acres, more or less, being out of the Elijah Alcorn Survey, Abstract No. l, situated in Fort Bend County, Texas. Said 1.6756 acres being all of Commercial Reserve "F" and part of Commercial Reserve "D" of the Replat of the Amending Plat for Edgewater, Section Two (2), according to the map or plat thereof recorded in Slide No. 1353/A of the Plat Records of Fort Bend County, Texas. Said 1.6756 acres being more particularly described by metes and bounds in Exhibit "A" attached hereto and made a part hereof; together with those nonexclusive easement rights described in that Ingress and Egress Easement, recorded in Volume 2364, Page 1480 of the County Clerk Official Records of Fort Bend County, Texas, and those easement rights reserved in that deed recorded in Volume 2364, Page 1452 of the County Clerk Official Records of Fort Bend County, Texas.

                  Tract 3: A tract or parcel of land being 0.2008 acres, more or less, located in the Elijah Alcorn League Survey, Abstract No. l, being out of Commercial Reserve "D" of the Replat of the Amending Plat for Edgewater, Section Two (2), according to the map or plat thereof recorded in Slide No. 1353/A of the Plat

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                  Records of Fort Bend  County,  Texas.  Said 0.2008 acres being more particularly described by metes and bounds in Exhibit "B" attached hereto and made a part hereof.

                  Tract 4: Lot 2A, Block "B", of RESUBDIVISION OF LOT 2, BLOCK "B" MILWOOD SECTION SIX, a subdivision in Travis County, Texas, according to the map or plat, of record in Volume 95, Page 231, of the Plat Records of Travis County, Texas.

                  Tract 5: Lot 2B, Block "B", of RESUBDIVISION OF LOT 2, BLOCK "B" MILWOOD SECTION SIX, a subdivision in Travis County, Texas, according to the map or plat, of record in Volume 95, Page 231, of the Plat Records of Travis County, Texas.

                  All  other  real  property  and   improvements  now  owned  or
                  hereafter acquired by Borrower.

         2. All of Borrower's assets, including without limitation all accounts, chattel paper, contract rights, equipment, inventory, fixtures, general intangibles, and investment property, as more particularly described in Exhibit "C" attached to and incorporated herein by reference.

LOAN DOCUMENTS: This Agreement, the Note, the Security Agreement, the Deeds of Trust (Security Agreement, Assignment of Leases and Rents and Financing Statement) ("Deeds of Trust"), and all other documents, agreements, and instruments now or hereafter existing, evidencing, securing, or otherwise relating to this Agreement and any transactions contemplated by this Agreement, as any of the foregoing items may be modified or supplemented from time to time.

INDEBTEDNESS: All present and future indebtedness, obligations and liabilities of Borrower to Lender, and all renewals, extensions and modifications thereof, arising pursuant to any of the Loan Documents and all interest accruing thereon, and all other fees, costs, expenses, charges and attorneys' fees payable, and covenants performable, under any of the Loan Documents (including without limitation this Agreement).

                                   Agreement:

         Borrower has requested from Lender the credit accommodations described below, and Lender has agreed to provide such credit accommodations to Borrower on the terms and conditions contained herein. Therefore, for good and valuable consideration, the receipt and sufficiency of which Lender and Borrower acknowledge, Lender and Borrower hereby agree as follows:

                                    ARTICLE I
                                    THE LOANS

         1.1 THE LOANS. Lender agrees to lend and Borrower agrees to borrow an amount not to exceed the Maximum Principal Amount (the "Loans") on the terms and conditions set forth herein. The Loans will be evidenced by the Note.

         1.2 SECURITY. Borrower will grant to Lender a lien and security interest in the Collateral and agrees to do all things necessary to perfect the liens and security interests of Lender in such Collateral.

                                   ARTICLE II
                   DESCRIPTION OF CREDIT FACILITIES; ADVANCES

         2.1 REVOLVING LINE OF CREDIT. Subject to and in reliance upon the terms, conditions, representations and warranties hereinafter set forth, Lender agrees to make advances (an "Advance") to

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Borrower from time to time during the
period from the date hereof to and including January 1, 2003 ("Maturity Date") in an aggregate amount not to exceed the Maximum Principal Amount of the Note. Each Advance must be either $1,000.00 or a higher integral multiple of $1,000.00. Funds borrowed and repaid may be reborrowed, so long as all conditions precedent to Advances are met. The purpose of the Advances is to provide funds to Borrower for working capital and for other general business purposes of Borrower.

         2.2 INTEREST AND REPAYMENT. Borrower shall pay the aggregate unpaid principal amount of all Advances in accordance with the terms of the Note, evidencing the indebtedness resulting from such Advances. Interest on the Advances shall be due and payable in the manner and at the times set forth in the Note, with final maturity of the Note being on or before January 1, 2003.

         2.3 MAKING ADVANCES. Each Advance shall be made within two business days of written notice (or telephonic notice confirmed in writing) given by noon (Austin, Texas time) on a business day of Lender by Borrower to Lender specifying the amount and date thereof (which may be the same business day) and if sent by wired funds, at Lender's option, the wiring instructions of the deposit account of Borrower to which such Advance is to be deposited.

         2.4 PAYMENTS AND COMPUTATIONS. Borrower shall make each payment hereunder and under the Note on the day when due in lawful money of the United States of America to Lender at Lender's Address for Payment in same day funds. All repayments of principal on the Note shall be in a minimum amount of $1,000.00, or a higher integral multiple of $1,000.00. All computations of interest shall be made by Lender on the basis of the actual number of days (including the first day but excluding the last day) in the year (365 or 366, as the case may be) elapsed, but in no event shall any such computation result in an amount of interest that would cause the interest contracted for, charged or received by Lender to be in excess of the amount that would be payable at the Highest Lawful Rate, as herein defined.

                                   ARTICLE III
                             CONDITIONS TO ADVANCES

         3.1 CONDITION PRECEDENT TO INITIAL ADVANCE. The obligation of Lender to make its initial Advance is subject to the condition precedent that Lender shall have received on or before the day of such Advance the following, each in form and substance satisfactory to Lender and properly executed by Borrower or other appropriate parties: (a) the Note duly executed by Borrower; (b) a copy of Borrower's articles of incorporation, together with all amendments, certified by the secretary of Borrower; (c) a corporate resolution executed by the Secretary of Borrower authorizing execution of the Loan Documents and the borrowing of funds hereunder; (d) the Security Agreement covering the Collateral is executed and all necessary financing statements covering the Collateral in favor of Lender have been filed with the Texas Secretary of State; (e) the Deeds of Trust (Security Agreement, Assignment of Rents and Leases and Financing Statements) are executed and recorded in the appropriate counties; and (f) such other documents, opinions, certificates and evidences as Lender may reasonably request.

         3.2 CONDITIONS PRECEDENT TO EACH ADVANCE. In addition to the conditions precedent stated elsewhere herein, Lender shall not be obligated to make any Advance unless: (a) the representations and warranties contained in Article IV are true and correct in all material respects on and as of the date of such Advance as though made on and as of such date with such changes therein as have occurred without breach of that certain Contribution and Stock Purchase Agreement (the "Contribution Agreement") dated as of January 1, 1998, by and among Lender, Borrower, Barton House, Ltd., a Texas limited partnership, Barton House at Oakwell Farms, Ltd., a Texas limited partnership, Uncommon Care, Inc., a Texas corporation, George R. Bouchard, John H. Trevey, Uncommon Partners, Ltd., a Texas limited partnership and the additional parties listed on Appendix I thereto, Stock Transfer Restriction and Shareholders Agreement dated as of January 1, 1998, by and among Lender, Borrower, Barton House, Ltd., a Texas limited partnership, Barton House at Oakwell Farms, Ltd., a Texas limited partnership, Uncommon Care, Inc., a Texas corporation, George R. Bouchard, John
H. Trevey, Uncommon Partners, Ltd., a Texas limited partnership and the additional parties listed on Appendix I thereto, or this Agreement; (b) on the

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date of the Advance, no Event of Default,  and no event which, with the lapse of time or notice or both, could become an Event of Default, has occurred and is continuing; (c) there shall have been no material adverse change, as determined by Lender in its reasonable judgment, in the financial condition or business of Borrower; and (d) Lender shall have received such other approvals, opinions, documents, certificates or evidences as Lender may reasonably request (in form and substance reasonably satisfactory to Lender). Each request for an Advance shall be deemed a representation by Borrower that the conditions of this Section
3.2 have been met.

                                   ARTICLE IV
                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:

         4.1 GOOD STANDING. Borrower is a duly formed corporation, duly organized and in good standing, under the laws of Texas and has the power to own its property and to carry on its business in each jurisdiction in which Borrower operates.

         4.2 AUTHORITY AND COMPLIANCE. Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Note and to incur the indebtedness described in this Agreement, all of which has been duly authorized by all proper and necessary corporate action. No further consent or approval of any public authority is required as a condition to the validity of this Agreement or the Note, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

         4.3 BINDING AGREEMENT. This Agreement constitutes, and the Note and other Loan Documents when issued and delivered pursuant hereto for value received will constitute, valid and legally binding obligations of Borrower in accordance with their terms.

         4.4 LITIGATION. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of Borrower or any subsidiary, except as disclosed to Lender in writing prior to the date of this Agreement.

         4.5 NO CONFLICTING AGREEMENTS. There are no charter, bylaw or stock provisions of Borrower and no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement and the Note.

         4.6 OWNERSHIP OF ASSETS. Borrower has good title to the Collateral, and the Collateral is owned free and clear of liens except as provided in the Deeds of Trust and Security Agreement and as permitted by the Shareholders Agreement, Contribution Agreement and this Agreement. Borrower will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear.

         4.7 TAXES. All income taxes and other taxes due and payable through the date of this Agreement have been paid prior to becoming delinquent.

         4.8 PLACE OF BUSINESS. Borrower's principal place of business is in Austin, Travis County, Texas.

         4.9 LEASES. Borrower is not the lessee of any real or personal property except as has been disclosed in writing to Lender in Exhibit "D" attached to this Agreement.

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

                                    ARTICLE V
                        BORROWER'S AFFIRMATIVE COVENANTS

         So long as Borrower may borrow under this Agreement and until payment in full of the Note and performance of all other obligations of Borrower hereunder, Borrower will:

         5.1 FINANCIAL STATEMENTS. Maintain a system of accounting satisfactory to Lender and in accordance with generally accepted accounting principles consistently applied, and will permit Lender's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Lender may desire during office hours and after reasonable notice to Borrower, and will pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes. Unless written notice of another location is given to Lender, Borrower's books and records will be located at Borrower's Address.

                  (a) Furnish to Lender year end financial statements to include balance sheet, operating statement and surplus reconciliation, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 90 days after the end of each annual accounting period.

                  (b) Furnish to Lender quarterly financial statements, to include balance sheet and profit and loss statement, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 45 days of the end of each such accounting period.

                  (c) With each balance sheet delivered under subsections (a) or
         (b) of this Section 5.1, an aging of all Accounts Receivable.

                  (d) Promptly provide Lender with such additional information, reports or statements respecting its business operations and financial condition as Lender may reasonably request from time to time.

         5.2 INSURANCE. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, and liability insurance, all to be with such companies and in such amounts satisfactory to Lender and to contain a mortgage clause naming Lender as its interest may appear. Evidence of such insurance will be supplied to Lender.

         5.3 EXISTENCE AND COMPLIANCE. Maintain its corporate existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions. Borrower further agrees to provide Lender with copies of all instruments filed with the Texas Secretary of State amending and/or renewing its articles of incorporation.

         5.4 ADVERSE CONDITIONS OR EVENTS. Promptly advise Lender in writing of any condition, event or act which comes to its attention that would or might materially affect Borrower's financial condition, Lender's rights in or to the Collateral under this Agreement or the loan documents, and of any litigation filed against Borrower.

         5.5      TAXES.  Pay all taxes as they become due and payable.

         5.6 MAINTENANCE. Maintain all of its tangible property in good condition and repair, reasonable wear and tear excepted, and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of its business.

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                                   ARTICLE VI
                          BORROWER'S NEGATIVE COVENANTS

         So long as Borrower may borrow under this Agreement and until payment in full of the Note and performance of all other obligations of Borrower hereunder, Borrower will not, without the prior written consent of Lender:

         6.1 TRANSFER OF ASSETS. Enter into any merger or consolidation, or sell, lease, assign, or otherwise dispose of or transfer any assets except in the normal course of its business.

         6.2 CHANGE IN OWNERSHIP OR STRUCTURE. Dissolve or liquidate; become a party to any merger or consolidation; reorganize as a professional corporation; acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any corporation or other entity; or sell, transfer, lease, or otherwise dispose of all or any substantial part of its property or assets or business.

         6.3 LIENS. From and after the date hereof and except as permitted by the Shareholders Agreement and Contribution Agreement, knowingly grant, suffer, or permit liens on or security interests in Borrower's assets, or fail to promptly pay all lawful claims, whether for labor, materials, or otherwise, except for purchase money security interests arising in the ordinary course of business.

         6.4 LOANS. Make any loans, advances or investments to or in any joint venture, corporation or other entity, except for the purchase of obligations of Lender or U.S. Government obligations or the purchase of federally-insured certificates of deposit.

         6.5 BORROWINGS. Except as reflected in the Deeds of Trust, Security Agreement and herein and except for borrowing or incurring any indebtedness or granting any collateral or security (by way of guaranty or otherwise) for any indebtedness or obligation, with respect to (i) open accounts payable to unaffiliated third parties in the ordinary course of Borrower's business, (ii) any first lien mortgages to unaffiliated third parties, or purchase money security interests in favor of unaffiliated vendors or unaffiliated lenders, for
(x) the acquisition and/or construction of real property or fixtures purchased as a site for the operation of residences to provide assisted living services to senior citizens with dementia, and directly related services, or (y) fixed assets or personal property to be located at, and used in connection with the operation of, such residences; create, incur, assume, or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor of the debt of another, or otherwise) other than to Lender in excess of $25,000 without Lender's prior written consent.

         6.6 VIOLATE OTHER COVENANTS. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

         6.7 DIVIDENDS. Declare any dividends (other than dividends payable in capital stock of Borrower) on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of Borrower or in any way amend its capital structure.

         6.8 EXECUTIVE PERSONNEL. Substantially change its present executive or management personnel.

         6.9 CHARACTER OF BUSINESS. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.

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                                   ARTICLE VII
                     EVENTS OF DEFAULT; NOTICE; ACCELERATION

         7.1 EVENTS OF DEFAULT. If one or more of the following events of default shall occur and continue after thirty (30) days' written notice to Borrower, all outstanding principal plus unpaid interest of the Loans and any other indebtedness of Borrower to Lender shall automatically be due and payable immediately and Lender shall have no further obligation to fund under this Agreement unless and until all events of default have been cured but so long as Lender has not begun any legal proceedings to enforce its remedies hereunder or has foreclosed the Property:

                  (a) Default shall be made in the payment of any installment of principal or interest upon the Note, when due and payable, whether at maturity or otherwise; or

                  (b) Default shall be made in the performance of any term, covenant or agreement contained herein or in any of the Deeds of Trust or the Security Agreement; or

                  (c) Any representation or warranty herein contained or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Loans or pursuant to the requirements of this Agreement excluding, however, any representation or warranty in the Contribution Agreement and Shareholders Agreement, shall prove to have been incorrect or misleading in any material respect when made; or

                  (d) Any judgment against Borrower or any attachment or other levy against the property of Borrower with respect to a claim materially affecting Borrower's financial status remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for a period of 30 days; or

                  (e) The bankruptcy, death, or dissolution of any guarantor of the Indebtedness; or

                  (f) Borrower makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of Borrower or any substantial part of its property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such action, or Borrower by any act indicates its consent to or approval of any trustee for Borrower or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged.

         7.2 LENDER'S REMEDIES. Upon the occurrence of an Event of Default and while it may continue uncured, Lender, without notice of any kind, except for any notice required under this Agreement or any other Loan Document, may, at Lender's option: (i) by notice to Borrower, terminate its obligation to fund Advances hereunder; (ii) declare the Indebtedness, in whole or in part, immediately due and payable; and/or (iii) exercise any other rights and remedies available to Lender under this Agreement, any other Loan Document, or applicable laws; except that upon the occurrence of an Event of Default described in subsection 7.1(f), all the Indebtedness shall automatically be immediately due and payable, and Lender's obligation to fund Advances hereunder shall automatically terminate, without notice of any kind (including without limitation notice of intent to accelerate and notice of acceleration) to Borrower or to any guarantor, or to any surety or endorser of the Note, or to any other person. Borrower and each guarantor, surety, and endorser of the Note, and any and all other parties liable for the Indebtedness or any part thereof, waive demand, notice of intent to demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, and diligence in collection.

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         7.3 RIGHT OF SET-OFF. Borrower hereby authorizes Lender, to the maximum extent permitted under and in accordance with applicable laws, at any time after the occurrence of an Event of Default which continues uncured, to set-off and apply any and all deposits, funds or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all Indebtedness, whether or not Lender exercises any other right or remedy hereunder and whether or not such Indebtedness are then matured.

                                  ARTICLE VIII
                          GENERAL TERMS AND CONDITIONS

         8.1 NOTICES. All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when (a) presented personally, or (b) three (3) days after deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, certified, return receipt requested, or (c) upon receipt of confirmation after sending by facsimile transmission, addressed to Borrower or Lender, as the case may be, at the respective addresses or facsimile number for notice set forth on the first page of this Agreement, or such other address or facsimile number as Borrower or Lender may from time to time designate by written notice to the other.

         8.2 ENTIRE AGREEMENT AND MODIFICATIONS. The Loan Documents constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Loans and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Agreement or the other Loan Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced, and, in the case of Lender, executed by a Vice President or higher level officer of Lender.

         8.3 SEVERABILITY. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         8.4 CUMULATIVE RIGHTS AND NO WAIVER. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, or the Collateral or any part thereof, at the sole discretion of Lender. Lender's delay in exercising any right shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of Borrower's covenants and agreements may be waived by Lender but only in writing signed by an authorized officer of Vice President level or higher of Lender or any subsequent owner or holder of the Note. Except as otherwise expressly provided in this Agreement and in the Note, Deed of Trust and Security Agreement, Borrower expressly waives any presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration, notice of intent to demand payment, or other notice of any kind. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof, or the exercise of any other right or power hereunder.

         8.5 FORM AND SUBSTANCE. All documents, certificates, insurance policies, and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance reasonably satisfactory to Lender.

         8.6 LIMITATION ON INTEREST: MAXIMUM RATE. Lender and Borrower intend to contract in strict compliance with applicable usury law from time to time in effect. To effectuate this intention, Lender and

Borrower  stipulate and agree
that none of the terms and provisions of the Note and any other agreement among such parties, whether now existing or arising hereafter, shall ever be construed as a contract to pay interest for the use, forbearance or detention of money in excess of the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable to Lender in excess of the Maximum Rate, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable to Lender shall be automatically reduced to the Maximum Rate permitted under applicable law, without the necessity of the execution of any amendment or new document. Neither Borrower, endorsers or other persons now or hereafter becoming liable for payment of any portion of the principal or interest of the Note shall ever be liable for any unearned interest on the principal amount or shall ever be required to pay interest thereon in excess of the Maximum Rate that may be lawfully charged under applicable law from time to time in effect. Lender and any subsequent holder of the Note expressly disavows any intention to charge or collect unearned or excessive interest or finance charges in the event the maturity of the Note, is accelerated. If the maturity of the Note is accelerated for any reason, whether as a result of a default under the Note, or by voluntary prepayment, or otherwise, any amounts constituting interest, or adjudicated as constituting interest, which are then unearned and have previously been collected by Lender or any subsequent holder of the Note shall be applied to reduce the principal balance thereof then outstanding, or if such amounts exceed the unpaid balance of principal, the excess shall be refunded to Borrower. In the event Lender or any subsequent holder of the Note ever receives, collects or applies as interest any amounts constituting interest or adjudicated as constituting interest which would otherwise increase the interest to an amount in excess of the amount permitted under applicable law, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if the principal balances of the Note is paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable under the specific contingencies exceeds the Maximum Rate allowed by applicable law, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest;
(ii) exclude voluntary prepayments and the effect thereof; (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the applicable Note (as it may be renewed and extended) so that the interest rate is uniform throughout the entire term of the Note. The terms and provisions of this section shall control and supersede every other provision of all existing and future agreements between Lender and Borrower. As used in this Agreement, "Maximum Rate" means the maximum non-usurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on the unpaid principal or accrued past due interest under applicable law and may be greater than the applicable rate, the parties hereby stipulating and agreeing that Lender may contract for, take, reserve, charge or receive interest up to the Maximum Rate without penalty under any applicable law; and "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future. In the event applicable law provides for an interest ceiling under Chapter One of Title 79, Texas Revised Civil Statutes Annotated, as amended, that ceiling shall be the indicated rate ceiling, subject to any right Lender may have in the future to change the method of determining the Maximum Rate.

         8.7 NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

         8.8 BORROWER IN CONTROL. In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or has power over the daily management functions and operating decisions made by Borrower.

         8.9 USE OF FINANCIAL AND OTHER INFORMATION. Borrower agrees that Lender shall be permitted to investigate and verify the accuracy of any and all information furnished to Lender in connection with the Loan Documents, including without limitation financial statements, and to disclose such information, or provide copies of such information, to representatives appointed by Lender, including independent accountants,  agents,  attorneys,  asset  investigators,
appraisers   and  any  other  persons   deemed   necessary  by  Lender  to  such
investigation.

         8.10 PARTICIPATION OR SALE OF LOAN. Lender shall have the right to sell the Note, or participation interests in the Note to any entity, the majority of whose voting equity securities is then owned directly or indirectly by Lender, or by Lender and any of the parties listed on Appendix I to the Shareholders Agreement ("Lender Parties") or to any Lender Parties. Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender to satisfy such purchasers or participants that the unpaid indebtedness evidenced by the
Note is outstanding upon the terms of the provisions set out in the Loan Documents. Lender shall have the right to disclose in confidence such financial information regarding Borrower or the Collateral as may be necessary to complete any sale or attempted sale of the Note or participations or attempted participations in the Loans, including without limitation all Loan Documents, financial statements, projections, internal memoranda, audits, reports, payment history, appraisals and any and all other information and documentation in Lender's files relating to Borrower and the Collateral. This authorization shall be irrevocable in favor of Lender, and Borrower waives any claims that they may have against Lender or the party receiving information from Lender regarding disclosure of information in Lender's files, and further waive any alleged damages which they may suffer as a result of such disclosure.

         8.11 FURTHER ASSURANCES. Borrower agrees to execute and deliver to Lender, promptly upon request from Lender, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests covering the Collateral.

         8.12 NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.

         8.13 CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         8.14 CONTINUING AGREEMENT. This is a continuing agreement and all rights, powers, and remedies of Lender under this Agreement and the other Loan Documents shall continue in full force and effect until the Note is paid in full as the same becomes due and payable and all other Indebtedness is paid and discharged, until Lender has no further obligation to advance moneys to Borrower under this Agreement, and until Lender, upon request of Borrower, has executed a written termination statement. Furthermore, the parties contemplate that there may be times when no Indebtedness is owing, but notwithstanding such occurrence, this Agreement (and all other Loan Documents) shall remain valid and shall be in full force and effect as to subsequent Indebtedness and Advances, provided that Lender has not executed a written termination statement.

         8.15 Applicable Law. THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

         8.16 REQUIRED CONSENTS AND APPROVALS. Any consent or approval of Lender required hereunder or under any other Loan Document executed in connection herewith shall not be required, or shall be deemed satisfied, in the event (a) approval is required of at least one of the APS Designees (as defined in the Shareholders Agreement) under the Shareholders Agreement, and such approval, together with the overall approval of the Board of Directors of Borrower, has been so obtained, or (b) such action, inaction or request by Borrower is expressly permitted, without any requirement of approval of Lender or any APS Designee, under the Shareholders Agreement.

         8.17 NO ORAL AGREEMENTS. THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         EXECUTED this 16th day of March, 1998, to be effective January 1, 1998.

                           BORROWER:

                           BARTON ACQUISITION, INC., a Texas corporation



                           By:    /s/ John H. Trevey
                           Name:      John H. Trevey
                           Title:     CEO


                           LENDER:

                           AMERICAN  PHYSICIANS  SERVICE  GROUP,  INC.,  a Texas
                             corporation



                           By:     /s/ Duane K. Boyd, Jr.
                           Name:       Duane K. Boyd, Jr.
                           Title:      Senior VP

                                    EXHIBIT C

                          Borrower's Personal Property

         (a) all equipment, fixtures, furnishings, inventory, building materials, and articles of personal property (the "Personalty") now or hereafter owned by Borrower, including, but not limited to the Personalty attached to or used in or on the Land or in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personalty is or may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Land or Improvements;

         (b) all water and water rights, timber, crops, and mineral interests pertaining to the Land;

         (c) all plans and specifications for the Improvements and for any future development of or construction on the Land;

         (d) all accounts, deposits (including tenant or resident security deposits), patient records, personnel files, provider agreements, records of inspections by governmental agencies, receivables from Medicare, Medicaid, the State of Texas, any health insurance carrier, or any governmental agency, bank accounts, funds, instruments, notes or chattel paper arising from or by virtue of any transactions or operations related to the Land, the Improvements, the Personalty, the Leases, or the Rents;

         (e) all Borrower's rights (but not Borrower's obligations) under any documents, contracts, contract rights, accounts, commitments, construction contracts (and all payment and performance bonds, statutory or otherwise, issued by any surety in connection with any such construction contracts, and the proceeds of such bonds), architectural contracts, engineering contracts, and general intangibles (including without limitation trademarks, trade names, and symbols) arising from or by virtue of any transactions related to the Land, the Improvements, or the Personalty;

         (f) all permits, licenses, franchises, certificates, accreditation, registrations and authorizations of all federal, state and local governmental or regulatory authority, and other rights and privileges obtained in connection with the Land, the Improvements, or the Personalty and the operation thereof;

         (g) all development rights, utility commitments, water and wastewater taps, living unit equivalents, capital improvement project contracts, letters of credit, and utility construction agreements with any governmental authority, including municipal utility districts, or with any utility companies (and all refunds and reimbursements thereunder) relating to the Land or the Improvements;

         (h) all proceeds arising from or by virtue of the sale, lease or other disposition of the Land, the Improvements, or the Personalty;

         (i) all proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements, or the Personalty;

         (j) all proceeds from the taking of any of the Land, the Improvements, the Personalty, or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, including change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law;

         (k) all right, title, and interest of Borrower in and to all streets, roads, public places, easements, and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging, or pertaining to the Land;

         (l) all of Borrower's rights (but not Borrower's obligations) under existing and future residency or occupancy agreements, licenses, leases, including subleases, concession agreements, management agreements and any and all extensions, renewals, modifications, and replacements of such agreements, upon or of any part of the Land or Improvements, including cash or securities deposited and guaranties to secure performance by the tenants of their obligations thereunder (the "Leases");

         (m) all of the rents, receipts, royalties, bonuses, issues, profits, revenues, or other benefits of the Land, the Improvements, the Leases, or the Personalty, including those now due or to become due by virtue of any Lease or other agreement for the occupancy or use of all or any part of the Land or Improvements (the "Rents");

         (n) all consumer goods located in, on, or about the Land or the Improvements or used in connection with the use or operation thereof; however, neither the term "consumer goods" nor the term "Personalty" includes clothing, furniture, appliances, linens, china, crockery, kitchenware, inventory, medicines, drugs or personal effects used primarily for the operation of the Property;

         (o) all other interests of every kind and character that Borrower now has or at any time hereafter acquires in and to the Land, Improvements, Personalty, Leases, and Rents and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Borrower with respect to such property and all of Borrower's rights (but not Borrower's obligations) under any covenants, conditions, and restrictions for the Land, as the same may be amended from time to time, including Borrower's rights, title, and interests thereunder as declarant or developer, if applicable; and

         (p)      all products and proceeds of the Personalty.

                                    EXHIBIT D

                            LIST OF BORROWER'S LEASES